UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:
☒ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material under §240.14a-12

MORGAN STANLEY EUROPEAN EQUITY FUND INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒ No fee required.
☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

☐ Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

MORGAN STANLEY EUROPEAN EQUITY FUND INC.

c/o Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, NY 10036

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

To Our Stockholders:

Notice is hereby given that a Special Meeting of Stockholders (the "Meeting") of the Class W shares of Morgan Stanley European Equity Fund Inc. (the "Fund") will be held on Monday, June 24, 2013, at 10:15 a.m., at the offices of Morgan Stanley Investment Management Inc., 522 Fifth Avenue, 3rd Floor, Conference Room 3C, New York, NY 10036.

The Meeting is being held for the following purposes:

1.  For Class W stockholders of the Fund to consider and vote upon a proposal to amend the Fund's Articles of Incorporation, as amended and supplemented, as set forth in the form of Articles of Amendment attached to the accompanying proxy statement as Appendix A, and approve a Plan of Reclassification for the Fund, pursuant to which Class W shares will be reclassified as Class I shares.

2.  To consider and act upon any other business as may properly come before the Meeting or any adjournments or postponements thereof.

Only holders of record of Class W shares of the Fund as of the close of business on May 8, 2013, the record date for the Meeting, are entitled to notice of, and to vote at, the Meeting of the Fund or any adjournments or postponements thereof.

  MARY E. MULLIN
  Secretary

Dated: April [ ], 2013

You can help avoid the necessity and expense of sending follow-up letters to ensure a quorum by promptly returning the enclosed Proxy Card(s). If you are unable to be present in person, please fill in, sign and return the enclosed Proxy Card(s) in order that the necessary quorum may be represented at the Meeting. The enclosed envelope requires no postage if mailed in the United States.

MORGAN STANLEY EUROPEAN EQUITY FUND INC.

c/o Morgan Stanley Investment Management Inc.

522 Fifth Avenue

New York, NY 10036

PROXY STATEMENT

SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD
JUNE 24, 2013

This Proxy Statement is furnished by the Board of Directors (the "Board," the directors of which are referred to as the "Directors") of Morgan Stanley European Equity Fund Inc. (the "Fund") in connection with the solicitation of proxies (separately referred to as a "Proxy" and collectively referred to as "Proxies") by the Board for use at the Special Meeting of Stockholders (the "Meeting") of the Class W stockholders of the Fund (each a "Class W Stockholder" and collectively, the "Class W Stockholders") to be held on Monday, June 24, 2013, at the principal executive office of the investment adviser for the Fund, Morgan Stanley Investment Management Inc. (the "Adviser"), 522 Fifth Avenue, 3rd Floor, Conference Room 3C, New York, NY 10036. It is expected that the Notice of Special Meeting of Stockholders, Proxy Statement and Proxy Card(s) will first be mailed to Class W Stockholders on or about May 14, 2013. The purpose of the Meeting, the matters to be acted upon and the commencement time of the Meeting are set forth in the accompanying Notice of Special Meeting of Stockholders.

If the accompanying Proxy for the Fund is properly executed and returned in time to be voted at the Meeting, the proxies named therein will vote the shares represented by such Proxy (collectively, the "Shares") in accordance with the instructions marked thereon. Unmarked Proxies that are properly executed and submitted by Class W Stockholders will be voted FOR Proposal 1. A Proxy may be revoked at any time prior to its exercise by any of the following: written notice of revocation to the Secretary of the Fund, execution and delivery of a later dated Proxy to the Secretary of the Fund by mail (if returned and received in time to be voted), or attendance and voting at the Meeting. Attendance at the Meeting will not in and of itself revoke a Proxy; you must vote in person at the Meeting. Class W Stockholders whose Shares are held in street name by a broker of record and who wish to vote in person at the Meeting must obtain a legal proxy from their broker and present it at the Meeting to the inspector of elections.

Only one Proxy Statement will be delivered to multiple Class W Stockholders sharing an address, unless the Fund has received contrary instructions. The Fund will furnish, upon written or oral request, a separate copy of the Proxy Statement to a Class W Stockholder at a shared address to which a single Proxy Statement was delivered. Requests for a separate Proxy Statement, and notifications to the Fund that a Class W Stockholder wishes to receive separate copies in the future, should be made in writing to the Fund, c/o Morgan Stanley Client Relations, Attn: Morgan Stanley European Equity Fund Inc., Harborside Financial Center, Plaza II, 3rd Floor, Jersey City, New Jersey 07311, or by calling toll-free (800) 869-6397. Multiple Class W Stockholders who are sharing an address and currently receiving multiple copies of periodic reports and proxy statements may request to receive only one copy of such reports and proxy statements by calling toll-free (800) 869-6397.

The Board has fixed the close of business on May 8, 2013 as the record date (the "Record Date") for the determination of Class W Stockholders entitled to notice of, and to vote at, the Meeting and at any adjournment thereof. Each full share will be entitled to vote at the Meeting and each fraction of a share will be entitled to the fraction of a vote equal to the proportion of a full share represented by the fractional share. As of the Record Date, the Fund had [ ] Class W shares outstanding and entitled to vote.

The cost of soliciting Proxies for the Meeting, consisting principally of printing and mailing expenses, is expected to be approximately $10,000, all of which will be borne by the Adviser. The solicitation of Proxies will be by mail, which may be supplemented by solicitation by mail, telephone or otherwise through officers of the Fund or officers and regular employees of the Adviser, Morgan Stanley & Co. LLC and/or Morgan Stanley Smith Barney LLC, without special compensation therefor. In addition, the Fund may employ Computershare Fund Services ("Computershare") to make telephone calls to Class W Stockholders to remind them to vote. The Fund may also employ Computershare as proxy solicitor if it appears that the required number of votes to achieve a quorum will not be received. The transfer agent services are currently provided by Morgan Stanley Services Company Inc.

In certain instances, Computershare may call Class W Stockholders to ask if they would be willing to have their authorization of proxies recorded by telephone. The telephone voting procedure is designed to authenticate Class W Stockholders' identities, to allow Class W Stockholders to authorize the voting of their Shares in accordance with their instructions and to confirm that their instructions have been recorded properly. No recommendation will be made as to how a Class W Stockholder should vote on any Proposal other than to refer to the recommendations of the Board. The Fund has been advised by counsel that these procedures are consistent with the requirements of applicable law. Class W Stockholders authorizing the voting of their Shares by telephone in this manner will be asked for identifying information and will be given an opportunity to authorize proxies to vote their Shares in accordance with their instructions. To ensure that the Class W Stockholders' instructions have been recorded correctly, they will receive a confirmation of their instructions in the mail. A special toll-free number set forth in the confirmation will be available in case the information contained in the confirmation is incorrect. Each Class W Stockholder will receive a copy of this Proxy Statement and may vote by mail using the enclosed Proxy Card. The last proxy vote received in time to be voted will be the vote that is counted and will revoke all previous votes by the Class W Stockholder. In the event that Computershare is retained as proxy solicitor, Computershare will be paid a project management fee as well as telephone solicitation expenses incurred for reminder calls, outbound telephone voting, confirmation of telephone votes, inbound telephone contact, obtaining Class W Stockholders' telephone numbers and providing additional materials upon Class W Stockholder request, at an estimated cost of $1,000, which would be borne by the Adviser.

The Fund will furnish, without charge, a copy of its annual report for its fiscal year ended October 31, 2012 to any Class W Stockholder of the Fund requesting such reports. Requests for the Fund's annual report should be made in writing to the Fund at Morgan Stanley Services Company Inc., P.O. Box 219886, Kansas City, MO 64121-9885, by calling toll-free (800) 869-6397 or by visiting the Adviser's Internet website at www.morganstanley.com/im.

Morgan Stanley Services Company Inc., the transfer agent, also serves as the Fund's administrator. State Street Bank and Trust Company serves as sub-administrator to the Fund. The business address of State Street Bank and Trust Company is One Lincoln Street, Boston, MA 02111-2101.

The Board of Directors of the Fund recommends that you vote "FOR" Proposal No. 1.

APPROVAL OF THE RECLASSIFICATION OF
CLASS W SHARES AS CLASS I SHARES
(Proposal No. 1)

The Board of Directors, including a majority of the Independent Directors, has approved, and recommends that Class W Stockholders of the Fund approve, reclassifying the Fund's Class W shares as Class I shares. Upon the reclassification, each Class W Stockholder will own Class I shares having an aggregate value equal to the aggregate value of Class W shares held by that Class W Stockholder as of the Valuation Date (as defined in the Plan of Reclassification for Class W shares of the Fund (the "Plan") (a form of which is attached hereto as Appendix B)). The reclassification will be implemented by amending the Fund's Articles of Incorporation, as amended and supplemented to date. The Board of Directors, including a majority of the Independent Directors, declared advisable and approved the proposal to reclassify the Fund's Class W shares as Class I shares, the amendment to the Fund's Articles of Incorporation, as amended and supplemented, as set forth in the Articles of Amendment reflecting the reclassification (the "Articles of Amendment") (the form of which is attached hereto as Appendix A) and the Plan.

Stockholder approval of the reclassification and the related amendment to the Fund's Articles of Incorporation, as described above, is required under the terms of the Fund's organizational documents and Maryland law, which is the state law under which the Fund is organized. Therefore, Class W shares of the Fund will be reclassified as Class I shares only if a majority of the outstanding Class W shares of the Fund approve the reclassification and the related amendment to the Fund's Articles of Incorporation, as described above.

The following table shows certain comparative information with respect to Class W and Class I shares:

	Class W	Class I
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	None
12b-1 fee	0.35%	None
Minimum Initial Investment Amounts	$1,000	$5,000,000
Exchangeability	N/A	Class I shares of other
available Morgan Stanley
Multi-Class Funds[1], shares
of available Morgan
Stanley Money Market
Funds[2] or shares of Morgan
Stanley Limited Duration
U.S. Government Trust, as
described in each Morgan
		Stanley Fund's prospectus.

1  The Morgan Stanley Multi-Class Funds include the following Funds: Morgan Stanley Focus Growth Fund, Morgan Stanley Global Fixed Income Opportunities Fund, Morgan Stanley Global Infrastructure Fund, Morgan Stanley Mortgage Securities Trust, Morgan Stanley Multi Cap Growth Trust and Morgan Stanley U.S. Government Securities Trust.

2  The Morgan Stanley Money Market Funds include the following Funds: Morgan Stanley California Tax-Free Daily Income Trust, Morgan Stanley Liquid Asset Fund Inc., Morgan Stanley New York Municipal Money Market Trust, Morgan Stanley Tax-Free Daily Income Trust and Morgan Stanley U.S. Government Money Market Trust or the Morgan Stanley Limited Duration U.S. Government Trust ("MS Limited Duration" and together with the Morgan Stanley Multi-Class Funds and Morgan Stanley Money Market Funds, the "Morgan Stanley Funds").

The reclassification is being proposed as part of an overall effort throughout the Morgan Stanley Fund Complex to provide a streamlined product offering for the Morgan Stanley Funds in order to more effectively compete in the fund marketplace. Such effort will eliminate certain share classes that the Adviser believes have little opportunity for growth, are redundant given other similar share classes that are currently offered, and that add unnecessary complexity and inefficiency to the fund distribution effort. As a result, the Adviser believes that the proposed reclassification will contribute to a more effective and efficient marketing program for the Fund and therefore should facilitate growth in the Fund's assets. For the foregoing reasons, the Board believes that the reclassification is in the best interests of Class W Stockholders of the Fund.

At a meeting held on April 18, 2013, the Board approved the submission of this Proposal to Class W Stockholders for their approval.

Description of the Articles of Amendment

The following discussion of the Articles of Amendment is qualified in its entirety by reference to the Articles of Amendment, a form of which is attached hereto as Appendix A.

The reclassification will be implemented by amending the Fund's Articles of Incorporation. If the Proposal is approved and implemented, the Articles of Incorporation, as amended and supplemented, will be amended to reflect the reclassification of Class W shares as Class I shares. The Articles of Amendment will not amend or change the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption for Class I shares.

Description of the Plan of Reclassification

The following discussion of the terms of the Plan is qualified in its entirety by reference to the Plan, a form of which is attached hereto as Appendix B.

The Plan provides for all outstanding Class W shares of the Fund to be reclassified as Class I shares of the Fund. Upon the reclassification, each Class W Stockholder will own Class I shares having an aggregate value equal to the aggregate value of Class W shares held by that Stockholder as of the Valuation Date (as defined in the Plan). The Fund will then designate on its books and records each Class W Stockholder as holding the number of Class I shares of the Fund.

The Plan will only become effective upon approval of the Plan and the proposed amendment to the Fund's Articles of Incorporation, as amended and supplemented, by the affirmative vote of holders of a majority of the outstanding Class W shares of the Fund. Is this Proposal is not approved by Class W Stockholders, the Board will consider alternative courses of action.

Subject to Class W Stockholder approval, the closing date of the reclassification whereby the Plan will take effect will be on or about June 26, 2013 (or at a later date if the Meeting is adjourned or postponed).

Federal Income Tax Consequences

The proposed reclassification should be deemed to be a non-taxable exchange under the Internal Revenue Code of 1986, as amended (the "Code"). Qualification of the reclassification as a tax-free transaction means, among other things, that (i) no gain or loss will be recognized under the Code by the Fund or by the Class W Stockholders of the Fund as a result of the reclassification, and (ii) a Class W Stockholder's adjusted basis for federal income tax purposes in the Class I shares received in the reclassification will be the same as that Class W Stockholder's adjusted basis in the Class W shares immediately before the reclassification.

Vote Required and Board Recommendation

Approval of this Proposal requires the affirmative vote of the holders of a majority of the outstanding Class W shares of the Fund entitled to vote thereon. Under the Investment Company Act of 1940, as amended (the "1940 Act"), this means the affirmative vote of the lesser of (a) 67% or more of the voting shares present at the meeting or represented by proxy if the holders of more than 50% of the outstanding voting shares are present or represented by proxy or (b) more than 50% of the outstanding voting shares of the Fund. The Board of Directors of the Fund recommends that you vote "FOR" Proposal 1.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

As of the Record Date, the following persons or entities owned, of record or beneficially, more than 5% of the outstanding Class W shares of the Fund:

Stockholder	Percentage of Outstanding Shares
Class W
[ ]	[ ]

As of the Record Date, the aggregate number of Shares of the Fund owned by the Fund's Officers and Directors as a group was less than 1% of the Fund's outstanding Shares.

ADDITIONAL INFORMATION

General

The holders of a majority of the Shares issued and outstanding and entitled to vote of the Fund, present in person or represented by proxy, will constitute a quorum for the Fund at the Meeting. In the event that the necessary quorum to transact business or the vote required to approve or reject the Proposal is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of Proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the shares of the Fund present in person or by Proxy at the Meeting and entitled to vote thereon. The persons named as proxies will vote in favor of such adjournment those Proxies which they are entitled to vote in favor of the Proposal and will vote against any such adjournment those Proxies required to be voted against the Proposal. Abstentions will not be voted either for or against any such adjournment. Additionally, in the event the necessary quorum is not obtained, the officer presiding at the Meeting has the power to adjourn the Meeting from time to time.

Principal Underwriter and Administrator

Morgan Stanley Distribution, Inc., whose principal address is 522 Fifth Avenue, New York, NY 10036, is the principal underwriter for the Fund. Morgan Stanley Services Company Inc., whose principal address is 522 Fifth Avenue, New York, NY 10036, serves as the Fund's administrator.

Submission of Stockholder Proposals

The Fund is not required and does not intend to hold regular stockholder meetings unless stockholder action is required in accordance with the 1940 Act. Stockholders wishing to submit proposals for inclusion in a proxy statement for a stockholder meeting subsequent to the Meeting, if any, should send their written proposals to the Secretary of the Fund at the address shown at the beginning of this Proxy Statement, within a reasonable time before the Fund begins to print and mail its proxy materials for such meeting. The timely submission of a proposal does not guarantee its inclusion.

OTHER MATTERS

The Board knows of no business, other than that set forth in the Notice of Special Meeting of Stockholders, to be presented for consideration at the Meeting. However, the Proxy confers discretionary authority upon the persons named therein to vote as they determine on other business, not currently contemplated, which may come before the Meeting.

Stockholders who do not expect to be present at the Meeting and who wish to have their Shares voted are requested to date and sign the enclosed Proxy Card(s) and return it in the enclosed envelope. No postage is required if mailed in the United States.

  MARY E. MULLIN
  Secretary

Dated: [ ], 2013

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Appendix A

MORGAN STANLEY EUROPEAN EQUITY FUND INC.
FORM OF ARTICLES OF AMENDMENT

MORGAN STANLEY EUROPEAN EQUITY FUND INC., a Maryland corporation (the "Corporation"), does hereby certify to the State Department of Assessments and Taxation of Maryland (the "Department") that:

FIRST: The Corporation is registered as an open-end investment company under the Investment Company Act of 1940, as amended.

SECOND: The Corporation desires to, and does hereby, amend its Articles of Incorporation, as amended and supplemented (the "Charter"), pursuant to Sections 2-601 et seq. of the MARYLAND GENERAL CORPORATION LAW (the "MGCL") to reclassify the shares of common stock of the Corporation that are designated as "Class W" shares to be and become "Class I" shares of the Corporation.

THIRD: The amendment to the Charter of the Corporation set forth in Article SECOND shall apply to all issued and outstanding shares, and all authorized but unissued shares, of common stock of the Corporation that are designated as "Class W" shares.

FOURTH: Immediately prior to the effectiveness of the amendment to the Charter set forth in Article SECOND, the total number of shares of stock of all classes that the Corporation had authority to issue was two billion five hundred million (2,500,000,000) shares of common stock, having an aggregate par value of twenty-five million dollars ($25,000,000), and the shares and class of common stock of the Corporation were designated and classified as follows:

NAME OF CLASS†	NUMBER OF SHARES OF COMMON STOCK CLASSIFIED AND ALLOCATED
Class A	500,000,000 shares
Class B	500,000,000 shares
Class L	500,000,000 shares
Class I	500,000,000 shares
Class W	500,000,000 shares
Total	2,500,000,000 shares

†  The par value of all shares of common stock and classes that the Corporation has authority to issue is $0.01 per share.

FIFTH: Immediately following the effectiveness of the amendment to the Charter set forth in Article SECOND, the total number of shares of stock of all classes that the Corporation has authority to issue is two billion five hundred million (2,500,000,000) shares of common stock, having an aggregate par value of twenty-five million dollars ($25,000,000), and the shares and class of common stock of the Corporation are designated and classified as follows:

NAME OF CLASS†	NUMBER OF SHARES OF COMMON STOCK CLASSIFIED AND ALLOCATED
Class A	500,000,000 shares
Class B	500,000,000 shares
Class L	500,000,000 shares
Class I	1,000,000,000 shares
Total	2,500,000,000 shares

†  The par value of all shares of common stock and classes that the Corporation has authority to issue is $0.01 per share.

SIXTH: The terms applicable to the classes of common stock reclassified as set forth above, including any preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption, as set by the Board of Directors, are the same as the terms of the existing classes of common stock, which are set forth in the Charter.

SEVENTH: The foregoing amendment to the Charter as set forth in these Articles of Amendment has been duly advised by the Board of Directors of the Corporation and approved by the stockholders of the Corporation as required by law.

EIGHTH: These Articles of Amendment shall be effective upon filing with the Department.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the Corporation has caused these Articles of Amendment to be signed in its name and on its behalf by its President and attested to on its behalf by its Secretary on this _____ day of _______________, 2013.

MORGAN STANLEY EUROPEAN EQUITY FUND INC.
By: Arthur Lev President
ATTEST:
Mary E. Mullin Secretary

THE UNDERSIGNED, President of MORGAN STANLEY EUROPEAN EQUITY FUND INC., who executed on behalf of the Corporation the foregoing Articles of Amendment of which this certificate is made a part, hereby acknowledges, in the name and on behalf of the Corporation, the foregoing Articles of Amendment to be the corporate act of the Corporation and, as to all matters or facts required to be verified under oath, the undersigned President acknowledges that to the best of his knowledge, information and belief, these matters and facts are true in all material respects and that this statement is made under the penalties for perjury.

Arthur Lev President

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Appendix B

FORM OF PLAN OF RECLASSIFICATION

THE PLAN OF RECLASSIFICATION (the "Plan") dated as of this ___ day of ______ 2013 is adopted on behalf of Morgan Stanley European Equity Fund Inc. (the "Company"), a Maryland corporation with its principal place of business at 522 Fifth Avenue, New York, New York 10036, operating as an open-end management investment company under the Investment Company Act of 1940, as amended.

WHEREAS, the reclassification (the "Reclassification") is intended to be effectuated pursuant to an amendment to the Company's Articles of Incorporation.

WHEREAS, the Reclassification will consist of (i) the reclassification of all of the authorized (including issued and outstanding) Class W shares of the Company as Class I shares of the Company, upon the terms and subject to the conditions set forth herein; and

WHEREAS, the Plan is intended to be and is adopted as a "plan of reorganization" within the meaning of Section 368(a)(1)(E) of the U.S. Internal Revenue Code of 1986, as amended (the "Code"); and

WHEREAS, the Reclassification is expected to qualify as a tax-free transaction under Section 1036 of the Code and should also qualify as a tax-free "reorganization" within the meaning of Section 368(a)(1)(E) of the Code; and

WHEREAS, the Board of Directors of the Company has determined that the Reclassification is advisable and in the best interests of the Company's stockholders, and that the interests of the existing holders of Class I shares of the Company would not be diluted as a result of the Reclassification.

1.  RECLASSIFICATION

1.1.  Upon the terms and subject to the conditions precedent set forth herein, each Class W share shall be reclassified as Class I shares of the Company. The Company shall designate on its books and records each such Class W stockholder as holding the number of Class I shares of the Company, including fractional Class I shares, determined by dividing the net asset value of one Class W share of the Company, computed in the manner and as of the time and date set forth in paragraph 2.1, by the net asset value of one Class I share of the Company, computed in the manner as of the time and date set forth in paragraph 2.2, multiplied by the total number of Class W shares of the Company owned by each such Class W stockholder. Such transactions shall take place at the closing on the Closing Date (as defined below) provided for in paragraph 3.1 (the "Closing").

1.2.  On or prior to the Closing Date, the Reclassification will be accomplished by the Company filing an amendment to the Company's Articles of Incorporation to reflect the Reclassification that has been approved as described in Section 5.1 (the "Amendment"), which shall become effective as of the Closing Date.

1.3.  Ownership of the Class I shares of the Company will be shown on the books of the Company's transfer agent.

2.  VALUATION

2.1.  The net asset value of the Class W shares of the Company shall be computed as of the close of regular trading on The New York Stock Exchange, Inc. (the "NYSE") on or prior to the date of the Closing of the Reclassification (such time and date being hereinafter called the "Valuation Date"), using the valuation procedures set forth in the current prospectus and statement of additional information of the Company as of the Valuation Date.

2.2.  The net asset value of the Class I shares of the Company shall be the value computed as of the close of regular trading on the NYSE on the Valuation Date, using the valuation procedures set forth in the current prospectus and statement of additional information of the Company as of the Valuation Date.

2.3.  All computations of value shall be made by the Company's pricing agent in accordance with its regular practice as pricing agent for the Company.

2.4.  In the event that on the Valuation Date (i) the NYSE or another primary trading market for portfolio securities of the Company shall be closed to trading or trading thereon shall be restricted, or (ii) trading or the reporting of trading on the NYSE or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Company is impracticable, the Valuation Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

3.  CLOSING AND CLOSING DATE

3.1.  The date of the Closing of the Reclassification shall be established by the Company in its sole discretion (the "Closing Date"). The Closing shall be held as of 9:00 a.m. (local time) at the offices of the Company, 522 Fifth Avenue, New York, NY 10036, or at such other time and/or place as the Company shall decide.

4.  OPERATION OF BUSINESS

4.1.  The Company will operate its business, with regard to the shares referred to herein, in the ordinary course between the date hereof and the Closing Date. It is understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions and any other dividends and distributions necessary or advisable, in each case payable either in cash or in additional shares.

4.2.  The Company shall use its commercially reasonable efforts to cause the Reclassification to qualify as a tax-free transaction under Section 1036 of the Code and as a tax-free "reorganization" within the meaning of Section 368(a)(1)(E) of the Code.

5.  CONDITIONS PRECEDENT TO OBLIGATIONS FOR RECLASSIFICATION

5.1.  The Plan shall become effective only upon approval of the Plan and Amendment by the affirmative vote of holders of a majority of the outstanding Class W shares of the Company.

5.2.  The Company will use commercially reasonable efforts to take all actions necessary, proper or advisable to obtain approval of the transactions contemplated herein.

6.  EXPENSES

6.1.  Morgan Stanley Investment Management Inc., the investment adviser to the Company, will assume the costs and expenses of the Reclassification.

6.2.  The Company will not impose up-front sales charges upon affected stockholders as a part of the Reclassification.

IN WITNESS WHEREOF, the Company has adopted this Plan in its name and on its behalf by its President and attested to on its behalf by its Secretary on this _____ day of _______________, 2013.

MORGAN STANLEY EUROPEAN EQUITY FUND INC.
By: Arthur Lev President
ATTEST:
Mary E. Mullin Secretary

EVERY STOCKHOLDER’S VOTE IS IMPORTANT

EASY VOTING OPTIONS:

VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope

VOTE IN PERSON Attend Stockholder Meeting 522 Fifth Avenue New York NY 10036 on June 24, 2013

Please detach at perforation before mailing.

PROXY	MORGAN STANLEY EUROPEAN EQUITY FUND INC.	PROXY
SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON JUNE 24, 2013

This proxy is solicited on behalf of the Board of Directors of Morgan Stanley European Equity Fund Inc. (the “Fund”).

The undersigned hereby constitutes and appoints Stefanie V. Chang Yu, Mary E. Mullin and Arthur Lev, and each of them, as proxies for the undersigned, with full power of substitution and resubstitution, and hereby authorizes said proxies, and each of them, to represent and vote, as designated on the reverse side, all shares of common stock of the Fund, held of record by the undersigned on May 8, 2013 at the Special Meeting of Stockholders to be held at 522 Fifth Avenue, New York, NY 10036, on June 24, 2013 at 10:15 a.m., New York time, and at any adjournments or postponements thereof. The undersigned hereby revokes any and all proxies with respect to such shares heretofore given by the undersigned.

This proxy card, when properly executed, will be voted in the manner directed herein by the undersigned Stockholder, and, in the discretion of such proxies, upon any and all other matters as may properly come before the meeting or any adjournments or postponements thereof.  If no direction is made, this proxy will be voted “FOR” the Proposal.

Note: Please sign exactly as your name appears on this proxy card. All joint owners should sign. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor please sign full title as such. If a corporation, please sign in full corporate name and indicate the signer’s office. If a partner, sign in the partnership name.

Signature

Signature (if held jointly)

Date	MSI_24461_031413

EVERY STOCKHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the

Special Meeting of Stockholders to Be Held on June 24, 2013.

The Proxy Statement for this meeting is available at:  https://www.proxy-direct.com/[TBD]

Please detach at perforation before mailing.

THE BOARD RECOMMENDS THAT YOU CAST YOUR VOTE “FOR” THE PROPOSAL AS DESCRIBED IN THE PROXY STATEMENT.

TO VOTE, MARK BLOCK BELOW IN BLUE OR BLACK INK AS IN THIS EXAMPLE:

		FOR	AGAINST	ABSTAIN
1.

For Class W stockholders of the Fund to consider and vote upon a proposal to amend the Fund’s Articles of Incorporation, as amended and supplemented, as set forth in the form of Articles of Amendment attached to the accompanying proxy statement as Appendix A, and approve a Plan of Reclassification for the Fund, pursuant to which Class W shares will be reclassified as Class I shares.

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2.	To consider and act upon any other business as may properly come before the Meeting or any adjournments or postponements thereof.

PLEASE VOTE, SIGN AND DATE THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

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